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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):    October 11, 2002


                        RYDER VEHICLE LEASE TRUST 1999-A
             (Exact name of registrant as specified in its charter)


  Delaware                                333-81455           52-7000600
 (State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)          File Number)        Identification No.)

 3600 NW 82nd Avenue, Miami, Florida                         33166
 (Address of principal executive offices)                    (Zip Code)


                                 (305) 500-3726
              (Registrant's telephone number, including area code)




                                   Page 1 of 9

             This report consists of 9 consecutively numbered pages.

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ITEM 5.         OTHER EVENTS

                The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended September 30, 2002 was delivered to the trustee of the Ryder Vehicle Lease Trust 1999-A October 11, 2002

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                            (c)  Exhibits:

                           99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended September 30, 2002.


                                       2

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RYDER VEHICLE LEASE TRUST 1999-A
                                           (Registrant)

Date:    October 25, 2002                  /s/ W. Daniel Susik
                                           -------------------
                                           W. Daniel Susik
                                           Senior Vice President & Treasurer
                                           Ryder Truck Rental, Inc.


                                           (Duly Authorized Officer of the
                                           Administrator on behalf of the Trust)


                                       3

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                               INDEX TO EXHIBITS

Exhibit
Number       Description of Exhibit

 99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended September 30, 2002.

                                       4